National Healthcare Properties Reports Fourth Quarter and Full Year 2025 Results
NEW YORK, February 20, 2026 (GLOBE NEWSWIRE) -- National Healthcare Properties, Inc. (Nasdaq: NHPAP /
NHPBP) (the “Company”), a self-managed diversified healthcare real estate investment trust focusing on senior housing and outpatient medical facilities, today announced results for the fourth quarter and full year ended
December 31, 2025.
Michael Anderson, Chief Executive Officer and President, commented, “We are very pleased with the exceptional internal growth of our senior housing portfolio and the steady performance of our outpatient medical portfolio in
2025. We believe the fundamentals within the healthcare real estate industry, especially the senior housing sector, remain robust. We are excited about the year ahead and are committed to delivering strong performance across our business.”
Financial Performance and Other Highlights
Fourth Quarter 2025
•Net loss attributable to common stockholders of $(0.92) per basic and diluted share. Nareit defined Funds
From Operations (“FFO”) of $0.07 per diluted share and Normalized Funds From Operations (“Normalized
FFO”) of $0.20 per diluted share.
•FFO per share decreased 49.1% year-over-year.
•Normalized FFO per share decreased 12.8% year-over-year.
•Fourth quarter portfolio Same Store Cash Net Operating Income (“NOI”) growth was 9.8% year-over-year.
•Senior Housing Operating Property (“SHOP”) segment Same Store Cash NOI growth was 26.5%.
•Outpatient Medical Facility (“OMF”) segment Same Store Cash NOI growth was 1.9%.
•Fourth quarter dispositions totaled $11.0 million, representing the sale of three Non-Core SHOPs and three
Non-Core OMFs.
Year Ended December 31, 2025
•Net loss attributable to common stockholders of $(2.51) per basic and diluted share. FFO of $0.64 per diluted share and Normalized FFO of $0.83 per diluted share.
•FFO per share increased 116.7% year-over-year.
•Normalized FFO per share increased 162.7% year-over-year.
•Full year 2025 portfolio Same Store Cash NOI growth was 9.0% year-over-year.
•SHOP segment Same Store Cash NOI growth was 21.8%.
•OMF segment Same Store Cash NOI growth was 2.9%.
•Full year 2025 dispositions totaled $202.5 million, representing the sale of seven Non-Core SHOPs and 18
Non-Core OMFs.
Balance Sheet and Capital
As of December 31, 2025, total debt outstanding (net of discounts and unamortized debt issuance costs) was approximately $1.0 billion with a weighted average economic interest rate of 5.75% (when giving effect to interest rate swaps and caps) and an average remaining term of 3.9 years.
On December 11, 2025, the Company entered into a $400 million senior unsecured revolving credit facility
("Revolving Facility") and a $150 million senior unsecured term loan (together, the "Credit Facilities"), each maturing in December 2028, with Wells Fargo Bank, National Association, as administrative agent. The Company used borrowings under the Credit Facilities to pay off its previous $330 million secured term loan maturing in
December 2026.
Net Leverage (Net Debt as of December 31, 2025 to Annualized Adjusted EBITDA for the quarter ended December
31, 2025) was 9.2x as of December 31, 2025, representing an improvement of 1.1x from 10.3x as of December 31,
2024.
Preferred Stock
On December 19, 2025, the Board of Directors declared dividends on the Company’s outstanding preferred stock as follows:
•A dividend of $0.4609375 per share on its 7.375% Series A Preferred Stock to holders of record at the close of business on January 2, 2026. The dividend was paid on January 15, 2026.
•A dividend of $0.4453125 per share on its 7.125% Series B Preferred Stock to holders of record at the close of business on January 2, 2026. The dividend was paid on January 15, 2026.
During the year ended December 31, 2025, the Company completed the repurchase of previously outstanding preferred stock with an aggregate liquidation preference of approximately $8.6 million at a weighted average yield of 11.5%, representing a $9.27 discount to the liquidation preference of $25 per share to face value and reducing leverage by approximately $3.2 million.
Supplemental Information
Additional information regarding these results can be found in the Company’s supplemental financial package that will be available on the Investor Relations section of the Company’s website at nhpreit.com.
About National Healthcare Properties
National Healthcare Properties is a self-managed real estate investment trust focusing on senior housing and outpatient medical facilities. The Company’s preferred stocks are traded on the Nasdaq Exchange under the tickers
“NHPAP” and “NHPBP”. Additional information about the Company can be found on its website at nhpreit.com.
Investor & Media Contact
Email: ir@nhpreit.com
Forward-Looking Statements
This press release may contain “forward-looking” statements as defined in the Private Securities Litigation Reform
Act of 1995. All statements (other than statements of historical fact) in this press release regarding the Company's prospects, expectations, intentions, plans, financial position and business strategy may constitute forward-looking statements. Forward-looking statements generally can be identified by the use of terminology such as “believe,”
“expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “predict,” “project,”
“potential,” “continue” or the negatives of these terms or variations of them or similar expressions. Risks and uncertainties, the occurrence of which could adversely affect the Company's business and cause actual results to differ materially from those expressed or implied in the forward-looking statements, include, but are not limited to, the following: changes in economic cycles generally and in the real estate and healthcare markets specifically; the success of the Company's growth strategy, including its ability to successfully identify, complete and integrate new acquisitions; changes to inflation and interest rates; competition in the real estate and healthcare markets; the
Company's ability to retain certain key personnel; legislative and regulatory changes in the healthcare and real estate industries; reductions or changes in reimbursement from third-party payors, including Medicare and Medicaid;
discovery of previously undetected environmentally hazardous conditions; the Company's ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; system failures, cyber incidents or deficiencies in the Company's cybersecurity systems; the availability of capital on favorable terms, or at all; the Company's ability to remain qualified as a real estate investment trust for U.S. federal income tax purposes; and other risks and uncertainties described in the section titled Risk Factors of the Company's most recent Annual Report on Form 10-K and all other filings with the Securities and Exchange Commission. Finally, the Company assumes no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.
Financial Statements and Definitions
This press release includes certain non-GAAP financial measures, including FFO, Normalized FFO, Net Debt,
EBITDA, Adjusted EBITDA, NOI, Cash NOI and Same Store Cash NOI. While the Company believes that non-
GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this press release should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. There are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, the Company’s computation of non-GAAP financial measures may not be comparable to those reported by other REITs. Definitions of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures are provided below.
Nareit FFO and Normalized FFO
The Company calculates FFO consistent with the standards established over time by Nareit. Nareit defines FFO as net income or loss (computed in accordance with GAAP), adjusted for (i) real estate-related depreciation and amortization, (ii) impairment charges on depreciable real property, (iii) gains or losses from sales of depreciable real property and (iv) similar adjustments for non-controlling interests and unconsolidated entities.
The Company calculates Normalized FFO by further adjusting FFO to reflect the performance of its portfolio for items it believes are not directly attributable to its operations. The Company's adjustments to FFO to arrive at
Normalized FFO include removing the impacts of (i) acquisition and transaction related costs; (ii) termination fees to related parties; (iii) severance and other related costs; (iv) mark-to-market gains and losses on non-designated derivatives and amortization related to terminated derivatives; (v) casualty-related charges, net relating to significantly disruptive events that are infrequent in nature; (vi) gains and losses on extinguishment of debt; (vii)
similar adjustments for non-controlling interests; and (viii) certain other items set forth in the Normalized FFO reconciliation included therein.
The Company considers FFO and Normalized FFO to be useful supplemental measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed below, FFO and Normalized
FFO can help investors compare its operating performance between periods or as compared to other REITs.
Adjusted EBITDA
The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, excluding
(i) acquisition and transaction related costs; (ii) termination fees to related parties; (iii) impairment charges; (iv)
casualty-related charges; (v) gains and losses on sale of real estate investments; (vi) gains and losses on extinguishment of debt; (vii) gains and losses on our derivatives; and (viii) non-cash items such as amortization of intangibles and equity-based compensation. Annualized Adjusted EBITDA means Adjusted EBITDA for the specified quarter, multiplied by four.
Cash NOI and NOI
Cash NOI is defined as NOI excluding non-cash items such as straight-line rent adjustments and amortization of above and below market lease and lease intangibles that are included in GAAP revenue from tenants and property operating and maintenance.
Cash NOI Margin
For the SHOP segment, Cash NOI divided by revenue from tenants or residents excluding net amortization of above- and below-market lease and lease intangibles.
Net Debt
Net debt means total debt, net of deferred financing costs, mortgage discounts and premiums less cash and cash equivalents.
Net Debt to Annualized Adjusted EBITDA or Net Leverage
Net Debt to Annualized Adjusted EBITDA or Net Leverage means Net Debt divided by Annualized Adjusted
EBITDA.
Non-Core Properties
Non-Core properties are assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are scheduled to be sold.
Leased % or Ending occupancy
Leased % or Ending occupancy for the OMF segment is presented as of the end of the period shown.
Same Store
Same Store means operational properties owned by the Company for the full duration of the applicable comparative periods and that are not otherwise excluded. Properties are excluded from “same store” if they are (i) Non-Core
Properties, (ii) sold, classified as held for sale, or classified as discontinued operations in accordance with GAAP,
(iii) impacted by materially disruptive events, or (iv) undergoing, or intended to undergo, significant redevelopment.
Redeveloped properties in our OMF segment will be included in Same Store once substantial completion of work has occurred for the full period in the periods presented.
Same Store Cash NOI
Same Store Cash NOI is defined as Cash NOI for our Same Store properties.
NATIONAL HEALTHCARE PROPERTIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)
(Unaudited)

	December 31,
	2025	2024
ASSETS
Real estate investments, at cost:
Land	$174,535	$190,082
Buildings, fixtures and improvements	1,785,952	2,012,401
Acquired intangible assets	246,544	284,447
Construction in progress	2,994	7,867
Total real estate investments, at cost	2,210,025	2,494,797
Less: accumulated depreciation and amortization	(691,200)	(725,831)
Total real estate investments, net	1,518,825	1,768,966
Cash and cash equivalents	57,620	21,652
Restricted cash	50,832	52,443
Derivative assets, at fair value	569	19,206
Straight-line rent receivable, net	21,486	22,841
Operating lease right-of-use assets	7,377	7,480
Prepaid expenses and other assets, net	23,019	26,316
Accounts receivable, net	9,252	5,850
Deferred costs, net	22,792	21,269
Total assets	$1,711,772	$1,946,023
LIABILITIES AND EQUITY
Liabilities
Mortgage notes payable, net	$367,629	$779,160
Fannie Mae and other secured debt	334,739	362,216
Revolving credit facility	186,000	—
Term loan, net	148,405	—
Market lease intangible liabilities, net	4,851	6,125
Derivative liabilities, at fair value	188	—
Accounts payable and accrued expenses	44,381	89,575
Operating lease liabilities	8,467	8,109
Deferred rent	9,247	7,217
Distributions payable	3,340	3,496
Total liabilities	1,107,247	1,255,898
Commitments and contingencies
Equity
7.375% Series A cumulative redeemable perpetual preferred stock, $0.01 par value, 4,608 authorized	38	40
7.125% Series B cumulative redeemable perpetual preferred stock, $0.01 par value, 3,467 authorized	35	36
Common stock, $0.01 par value, 300,000 shares authorized	1,132	1,132
Additional paid-in capital	2,531,315	2,533,706
Accumulated other comprehensive income	5,604	16,640
Distributions in excess of accumulated earnings	(1,938,060)	(1,866,994)
Total stockholders’ equity	600,064	684,560
Non-controlling interests	4,461	5,565
Total equity	604,525	690,125
Total liabilities and equity	$1,711,772	$1,946,023
NATIONAL HEALTHCARE PROPERTIES, INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except per share data)
(Unaudited)

	Three months ended		Year ended December 31,
	Q4 2025	Q4 2024	2025	2024
Revenue from tenants	$84,478	$87,738	$342,279	$353,794
Operating expenses:
Property operating and maintenance	53,018	54,895	218,898	221,452
Impairment charges	11,162	13,383	44,914	24,881
Termination fees to related parties	—	—	—	106,650
Operating fees to related parties	—	22	—	19,203
Acquisition and transaction related	(123)	2,263	516	7,949
General and administrative	8,548	5,502	24,190	22,440
Depreciation and amortization	17,987	20,681	78,261	84,067
Total expenses	90,592	96,746	366,779	486,642
Operating (loss) income before gain on sale of real estate investments	(6,114)	(9,008)	(24,500)	(132,848)
(Loss) gain on sale of real estate investments	(467)	7,953	27,800	9,307
Operating (loss) income	(6,581)	(1,055)	3,300	(123,541)
Other income (expense):
Interest expense	(15,856)	(17,305)	(61,281)	(69,447)
Interest and other (expense) income, net	(238)	(26)	272	1,051
Gain on extinguishment of debt	—	392	257	392
(Loss) gain on non-designated derivatives	(26)	1,095	(72)	1,544
Total other expense, net	(16,120)	(15,844)	(60,824)	(66,460)
Loss before income taxes	(22,701)	(16,899)	(57,524)	(190,001)
Income tax (expense) benefit	(101)	(127)	(161)	(262)
Net loss	(22,802)	(17,026)	(57,685)	(190,263)
Net loss (income) attributable to non-controlling interest	108	38	64	567
Allocation for preferred stock	(3,284)	(3,449)	(13,446)	(13,799)
Net loss attributable to common stockholders	(25,978)	(20,437)	(71,067)	(203,495)
Other comprehensive loss:
Unrealized (loss) gain on designated derivatives	(1,956)	2,339	(11,036)	(6,824)
Comprehensive loss attributable to common stockholders	$(27,934)	$(18,098)	$(82,103)	$(210,319)

Weighted-average shares outstanding — Basic and Diluted	28,328	28,296	28,304	28,286
Net loss per share attributable to common stockholders — Basic and Diluted	$(0.92)	$(0.72)	$(2.51)	$(7.19)
(1) See the Company's Annual Report on Form 10-K for the year ended December 31, 2025, Part IV - Note 2 — Summary of
Significant Accounting Policies" for additional details on reclassifications.
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Year ended December 31,
	Q4 2025	Q4 2024	2025	2024
Net loss attributable to common stockholders	$(25,978)	$(20,437)	$(71,067)	$(203,495)
Adjustments:
Impairment charges	11,162	13,383	44,914	24,881
Operating fees to related parties	—	22	—	19,203
Termination fees to related parties	—	—	—	106,650
Acquisition and transaction related	(123)	2,263	516	7,949
General and administrative	8,548	5,502	24,190	22,440
Depreciation and amortization	17,987	20,681	78,261	84,067
Loss (gain) on sale of real estate investments	467	(7,953)	(27,800)	(9,307)
Interest expense	15,856	17,305	61,281	69,447
Interest and other expense (income), net	238	26	(272)	(1,051)
Gain on extinguishment of debt	—	(392)	(257)	(392)
Loss (gain) on non-designated derivatives	26	(1,095)	72	(1,544)
Income tax expense (benefit)	101	127	161	262
Net loss (income) attributable to non-controlling interest	(108)	(38)	(64)	(567)
Allocation for preferred stock	3,284	3,449	13,446	13,799
NOI	$31,460	$32,843	$123,381	$132,342

NOI by Segment
OMF	$20,109	$24,322	$80,800	$97,812
SHOP	11,351	8,521	42,581	34,530
Total NOI	$31,460	$32,843	$123,381	$132,342
(1)  See the Company's Annual Report on Form 10-K for the year ended December 31, 2025, Part IV - Note 2 — Summary of
Significant Accounting Policies" for additional details on reclassifications.
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except per share data)
(Unaudited)

	Three months ended		Year ended December 31,
	Q4 2025	Q4 2024	2025	2024
Net loss attributable to common stockholders	$(25,978)	$(20,437)	$(71,067)	$(203,495)
Depreciation and amortization on real estate assets	16,560	19,287	72,615	79,231
Impairment charges	11,162	13,383	44,914	24,881
Gain on sale of real estate	467	(7,953)	(27,800)	(9,307)
Depreciation on real estate assets related to non-controlling interests	(119)	(181)	(394)	(466)
FFO attributable to common stockholders	2,092	4,099	18,268	(109,156)
Acquisition and transaction related (1)	(123)	2,263	516	7,949
Termination fees to related parties (2)	—	—	—	106,650
Severance and other related costs (3)	2,907	—	2,907	—
Derivatives mark-to-market and terminations (4)	365	310	1,558	4,048
Casualty-related charges, net	627	412	864	489
Gain on extinguishment of debt	—	(392)	(257)	(392)
Normalizing items related to noncontrolling interests	(19)	—	(61)	(540)
Normalized FFO	$5,849	$6,692	$23,795	$9,048

FFO and Normalized FFO weighted-average shares outstanding — Diluted	28,598	28,530	28,555	28,520
FFO per common share — Diluted	$0.07	$0.14	$0.64	$(3.83)
Normalized FFO per common share — Diluted	$0.20	$0.23	$0.83	$0.32

Other Items:
(Accretion) amortization of market lease and other intangibles, net	$(165)	$(606)	$1,857	$(1,428)
Straight-line rent adjustments	(418)	(434)	(2,829)	(794)
Equity-based compensation	682	—	2,585	613
Depreciation and amortization on non-real estate assets	1,428	1,394	5,646	4,836
Amortization of deferred financing costs and mortgage discounts or premiums	1,653	879	4,753	3,465
Recurring Capital Expenditures	(8,854)	(10,570)	(30,535)	(27,587)
(1) Includes certain professional and other non-recurring employee transition expenses that were directly related to the Company’s internalization and reverse stock split.
(2) Represents the closing payments paid in connection with the Company’s internalization.
(3) Represents cash severance, acceleration of equity vesting and other related expenses in connection with the Company's transition of chief financial officer role in 2025.
(4) For Q1 2025, includes $1.5 million of gain reclassified from OCI to earnings (reduced interest expense) from a partial unwind of a hedge.
Note: See "Reclassification" in the Appendix for details regarding reclassification of prior period amounts.
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except per share data)
(Unaudited)

	Three months ended
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
Net loss (in accordance with GAAP)	$(22,802)	$(12,534)	$(20,834)	$(1,515)	$(17,025)
Interest expense	15,856	15,060	15,836	14,529	17,305
Income tax expense (benefit)	101	66	—	(6)	127
Depreciation and amortization	17,987	18,029	18,539	23,706	20,681
EBITDA	11,142	20,621	13,541	36,714	21,088
Acquisition and transaction related	(123)	91	497	51	2,263
Equity-based compensation	682	1,333	570	—	—
Severance and related costs	2,907	—	—	—	—
Impairment charges	11,162	6,641	15,212	11,899	13,383
Loss (gain) on sale of real estate investments	467	(626)	(2,652)	(24,989)	(7,953)
Loss (gain) on non-designated derivatives	26	77	(32)	1	(1,095)
Gain on extinguishment of debt	—	—	(257)	—	(392)
(Accretion) amortization of market lease and other intangibles, net	(165)	(174)	(135)	2,331	(606)
Casualty-related charges, net	627	115	7	115	412
Adjusted EBITDA	26,725	28,078	26,751	26,122	27,100
Adjustment for current period activity	429
Further Adjusted EBITDA	$27,154

Net Leverage (Net debt / Annualized Adjusted EBITDA)	9.2x	8.8x	9.2x	9.6x	10.3x
Net debt / Annualized Further Adjusted EBITDA	9.0x
(1) See the Company's Annual Report on Form 10-K for the year ended December 31, 2025, Part IV - Note 2 — Summary of
Significant Accounting Policies" for additional details on reclassifications.
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except share,  per share and property data)
(Unaudited)

	Three months ended		Year ended December 31,
OMF Segment	Q4 2025	Q4 2024	2025	2024
OMF segment - Revenue from tenants	$28,149	$33,744	$117,058	$137,317
OMF segment - Property operating and maintenance	(8,040)	(9,422)	(36,258)	(39,505)
OMF segment NOI	$20,109	$24,322	$80,800	$97,812
Straight line rent adjustments	(420)	(437)	(2,829)	(794)
(Accretion) amortization of market lease and other intangibles, net	(170)	(541)	1,834	(1,365)
OMF segment Cash NOI	$19,519	$23,344	$79,805	$95,653
Dispositions	132	(3,748)	(1,066)	(17,851)
Redevelopment	119	(196)	463	(802)
OMF segment Same Store Cash NOI	$19,770	$19,400	$79,202	$77,000

	Three months ended		Year ended December 31,
SHOP Segment	Q4 2025	Q4 2024	2025	2024
SHOP segment - revenue from tenants	$56,328	$53,994	$225,221	$216,477
SHOP segment - property operating and maintenance	(44,977)	(45,473)	(182,640)	(181,947)
SHOP segment NOI	$11,351	$8,521	$42,581	$34,530
Non-cash adjustments	4	(62)	23	(63)
SHOP segment Cash NOI	$11,355	$8,459	$42,604	$34,467
Dispositions	306	759	2,231	2,333
SHOP segment Same Store Cash NOI	$11,661	$9,218	$44,835	$36,800

	OMF	SHOP	Land	Total
Total properties as of September 30, 2025	133	40	1	174
Dispositions	(3)	(3)	—	(6)
Total properties as of December 31, 2025	130	37	1	168
Redevelopments	(1)	—	—	(1)
Same Store properties as of December 31, 2025	129	37	1	167
(1) See the Company's Annual Report on Form 10-K for the year ended December 31, 2025, Part IV - Note 2 — Summary of
Significant Accounting Policies" for additional details on reclassifications.